                           FORM 8-K/A-1


                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC   20549


                           CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of
                The Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported):   November 30, 1996

                CANTERBURY CORPORATE SERVICES, INC.
       (Exact name of registrant as specified in its charter)


    Pennsylvania                 0-1558          23-2170505
(State or other juris-        (Commission       IRS Employer
diction of incorporation)      File Number)  Identification No.)

                         1600 Medford Plaza
                      Route 70 & Hartford Road
                     Medford, New Jersey 08055
              (Address of Principal Executive Offices)

           Registrant's telephone number:  (609) 953-0044

                           FORM 8-K/A-1


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          A.   Financial Statements

               None.

          B.   Exhibits

               1.   Stock Purchase Agreement by and among
Shareholder, Canterbury Corporate Services, Inc. and Buyer,
Landscape Companies, Inc. dated November 30, 1996.

               2.   Management Agreement between Landscape
Companies, Inc. and Canterbury Corporate Services, Inc. dated
November 30, 1996.



                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              CANTERBURY CORPORATE SERVICES, INC.


                              BY:  /s/Stanton M. Pikus
                                   ------------------------------
                                   STANTON M. PIKUS, President
Dated:  January 16, 1997



12-16-96.8K